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                                                                       Exhibit C

             DIRECTORS AND EXECUTIVE OFFICERS OF THE FILING PERSONS

      The (i) name, (ii) title, (iii) country of citizenship, (iv) principal occupation and (v) principal business address of each of the directors and executive officers of the Filing Persons are listed below.

I.      P.P. LUXCO HOLDINGS II S.A.R.L.

        (i)      Dr. Francesco Bellini
        (ii)     Manager
        (iii)    Canada
        (iv)     Chief Executive Officer, Neurochem Inc.
        (v) Picchio International Inc., 759 Square Victoria, Suite 224, Montreal (Quebec), H2Y 2J7, Canada

        (i)      Stef Oostvogels
        (ii)     Manager
        (iii)    Belgium
        (iv)     Attorney, Oostvogels & de Meester
        (v) Oostvogels & de Meester, 20, avenue Monterey, B.P. 603 / L-2016, Luxembourg

        (i)      Stephane Hadet
        (ii)     Manager
        (iii)    France
        (iv)     Attorney, Oostvogels & de Meester
        (v) Oostvogels & de Meester, 20, avenue Monterey, B.P. 603 / L-2016, Luxembourg


II.     PICCHIO PHARMA INC.

        (i)      Andre Desmarais
        (ii)     Deputy-Chairman and Director
        (iii)    Canada
        (iv) President and Co-Chief Executive Officer, Power Corp.; Chairman, Power Tech
        (v)      751 Square Victoria, Montreal, Quebec, H2Y 2J3, Canada

        (i)      Dr. Francesco Bellini
        (ii)     Chairman and Director
        (iii)    Canada
        (iv)     Chief Executive Officer, Neurochem Inc.
        (v) Picchio International Inc., 759 Square Victoria, Suite 224, Montreal (Quebec), H2Y 2J7, Canada



























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        (i)      Dr. Allan Sniderman
        (ii)     Director
        (iii)    Canada
        (iv)     Cardiologist, Royal Victoria Hospital
        (v) Royal Victoria Hospital, Division of Cardiology, Room M476, 687 Pine Avenue West, Montreal, Quebec H3A 1A1, Canada

        (i)      Claude Lambert
        (ii)     President and Director
        (iii)    Canada
        (iv)     Corporate Vice President, Finance and Administration, Adaltis
                 Inc.
        (v)      Adaltis Inc., 10,900 Hamon, Montreal, Quebec, H3M 3A2, Canada

        (i)      Peter Kruyt
        (ii)     Director
        (iii)    Canada
        (iv)     Vice President, Power Corp.; President and CEO, Power Tech
        (v)      751 Square Victoria, Montreal, Quebec, H2Y 2J3, Canada

        (i)      Dr. Gervais Dionne
        (ii)     Director
        (iii)    Canada
        (iv)     Consultant
        (v)      2702, Place Guy-Sanche, Ville St-Laurent, Quebec, H4R 2T5,
                 Canada

        (i)      Charles Cavell
        (ii)     Director
        (iii)    Canada
        (iv)     Consultant
        (v)      2 Westmount Square, Suite 1801, Westmount, Quebec, H3Z 2S4,
                 Canada

        (i)      Marisa Bellini
        (ii)     Director
        (iii)    Canada
        (iv)     Consultant, Picchio International Inc.
        (v) Picchio International Inc., 759 Square Victoria, Suite 224, Montreal, Quebec H2Y 2J7

        (i)      Pierre Larochelle
        (ii)     Vice-President, Business Development and Secretary
        (iii)    Canada
        (iv) Vice-President, Business Development and Secretary, Picchio Pharma Inc.
        (v) Picchio Pharma Inc., 759 Square Victoria, #224, Montreal, Quebec H2Y 2J7, Canada




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        (i)      Leslie Raenden
        (ii)     Assistant Secretary
        (iii)    Canada
        (iv)     Exec. Vice President of Finance and Secretary, Power Tech.
        (v) Power Technology Investment Corporation, 751 Square Victoria, Montreal, Quebec, H2Y 2J3, Canada


III.    FMRC FAMILY TRUST

        (i)              John W. Churchill
        (ii)             Trustee, FMRC Trust
        (iii)            Canada
        (iv)             Chartered Accountant (Retired)
        (v)              10627 Bradbury Drive SW
                         Calgary, Alberta, T2W 1A9

        (i)              Vernon H. Strang
        (ii)             Trustee, FMRC Trust
        (iii)            Canada
        (iv)             Chartered Accountant (Retired)
        (v)              39 Scimitar View NW
                         Calgary, Alberta, T3L 2B4

IV.     POWER TECHNOLOGY INVESTMENT CORPORATION

        (i)            John Bernbach
        (ii)           Director
        (iii)          United States of America
        (iv) General Partner, Barnet-Bernbach-Carduner; Chairman and CEO, The Bernbach Group, Inc.
        (v)            Barnet-Bernbach-Carduner
                       800 Third Avenue, 27th Floor
                       New York, N.Y. 10022
                       U.S.A.

        (i)            Jean Carle
        (ii)           Director
        (iii)          Canada
        (iv)           Consultant, Maroli Inc.
        (v)            Maroli Inc.
                       125 Clanderboye
                       Westmount QC H3Z 1Y9


















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        (i)            Yvon Chouinard
        (ii)           Executive Officer
        (iii)          Canada
        (iv)           Executive Vice-President
        (v)            Power Technology Investment Corporation
                       751 Victoria Square
                       Montreal QC H2Y 2J3

        (i)            Andre Desmarais
        (ii)           Director
        (iii)          Canada
        (iv)           President and Co-Chief Executive Officer, Power Corp.;
                       Chairman, Power Tech
        (v)            751 Victoria Square
                       Montreal QC H2Y 2J3

        (i)            Paul G. Desmarais, P.C., C.C
        (ii)           Director
        (iii)          Canada
        (iv)           Chairman of the Executive Committee, Power Corp.
        (v)            Power Corporation of Canada
                       751 Victoria Square
                       Montreal QC H2Y 2J3

        (i)            Anthony R. Graham
        (ii)           Director
        (iii)          Canada
        (iv)           President, Wittington Investments, Limited
        (v)            Wittington Investments, Limited
                       22 St. Clair Avenue East
                       Suite 2001
                       Toronto, ON  M4T 2S7

        (i)            Peter Kruyt
        (ii)           Director and Executive Officer
        (iii)          Canada
        (iv)           Vice-President, Power Corp., President and CEO, Power
                       Tech
        (v)            751 Victoria Square
                       Montreal QC H2Y 2J3

        (i)            Michel Plessis-Belair
        (ii)           Director
        (iii)          Canada
        (iv)           Vice-Chairman and Chief Financial Officer, Power Corp.;
                       Exec. VP and Chief Financial Officer, Power Financial Corporation







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        (v)            751 Victoria Square
                       Montreal QC H2Y 2J3

        (i)            Nathalie Pratte
        (ii)           Director
        (iii)          Canada
        (iv)           President, Envirostrategies
        (v)            Envirostrategies
                       1 Westmount Square, bureau 700
                       Westmount, P. Quebec, Canada H3Z 2P9

        (i)            Leslie Raenden
        (ii)           Executive Officer
        (iii)          Canada
        (iv)           Exec. Vice-President of Finance and Secretary, Power Tech
        (v)            Power Technology Investment Corporation
                       751 Victoria Square
                       Montreal QC H2Y 2J3

        (i)            Gerard Veilleux
        (ii)           Director
        (iii)          Canada
        (iv)           Vice-President, Power Corp.
        (v)            Power Corporation of Canada
                       751 Victoria Square
                       Montreal QC H2Y 2J3